American Realty Capital Properties Record Operating Results for Full Year 2013 February 27, 2014

2 Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect American Realty Capital Properties, Inc . ’s (“ARCP”) expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward - looking statements and any statements regarding the benefits of our recently closed merger with Cole Real Estate Investments, Inc . (“Cole”), or our future financial condition, results of operations and business are also forward - looking statements . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond our control . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : market volatility ; unexpected costs or unexpected liabilities that may arise from the recently closed transaction ; inability to integrate acquired businesses and realize the benefits thereof ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; whether or not ARCP common stock will be included in certain REIT and public exchange indices ; inability to realize the benefit of selfmanagement ; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate ; future regulatory or legislative actions that could adversely affect ARCP ; and the business plans of the tenants of ARCP . Additional factors that may affect future results are contained in ARCP's filings with the SEC, which are available at the SEC's website at www . sec . gov . The forward - looking statements contained herein reflect our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us . These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us . If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward - looking statements . We disclaim any obligation to publicly update or revise any forward - looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law . Forward - Looking Statements

# Tremendous 2013 Full Year and 2014 Year-to-Date Results

**Record AFFO/share Earnings of $0.86 Beats Average Consensus Estimates of $0.82 per share**

- Increased revenues 213% for Q4'13 over Q4'12 to $94.1 million
- Improved AFFO available to common stockholders by 159% for Q4'13 over Q4'12 to $55.8 million, or $0.25 per share
- Increased revenues over 260% for full year 2013 over 2012 to $240.5 million
- Improved AFFO available to common stockholders by 240% for full year 2013 over 2012 to $163.9 million, or $0.86 per share

**Strong Acquisition Volume**

- $2.0 billion acquired on self-originated balance sheet in 2013 with a blended 7.7% average cap rate[(1)]
- $818 million acquired year-to-date 2014 on balance sheet plus $205 million under contract, for current Q1'14 acquisitions of $1.0 billion at a blended average cap rate of 8.3% (8.0% cash cap rate)

**Robust Private Capital Raise**

- $3.7 billion of net lease capital raised in 2013[(2)]
- $865 million of capital raised[(3)] through February 26, 2014

**Significant De-Levering of Balance Sheet with the Close of Cole**

- Results in 20% lower leverage
- Lowered interest cost to a 3.5% weighted average interest rate
- $2.55 billion unsecured note offering – one of the industry's largest unsecured bond deals

(1) Pro forma for ARCP and Cole combined.
(2) Represents equity capital raised in 2013 for Cole Capital sponsored non-traded REITs
(3) Represents equity capital raised in 2014 for ARCP's PCM.

American Realty Capital Properties

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4 Gross Assets (1) Weighted Average Lease Maturity ARCP Compares Favorably Among Its Peers Top Ten Tenant Concentration Percent Investment Grade Rated $4.9 $7.2 $11.0 $20.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP ($ in billions) 24% 31% 35% 39% 0% 10% 20% 30% 40% 50% ARCP WPC O NNN 9.2 10.8 10.8 12.0 0.0 3.0 6.0 9.0 12.0 WPC O ARCP NNN Years 22% 40% 50% 0% 10% 20% 30% 40% 50% NNN (2) WPC O (3) ARCP N/A Sources: Company filings and rating agency reports. Note: Weighted by % of NOI. Weighted average lease maturity for ARCP excludes multi - tenant assets. (1) Gross Assets for ARCP based on book value of total assets plus accrued depreciation and amortization as of closing of Cole me rge r. (2) Company does not report percent of revenue derived from investment grade tenants. (3) Based on company estimate.

5 Large, Dedicated and Proven Acquisitions Team Consistently Delivers Impressive Results o Robust deal sourcing o Thoughtful underwritings o Fast and efficient closing process Note: On a combined company pro forma basis. As of February 26, 2014. (1) Includes $205 million of properties under contract. Highly Selective & Robust Pipeline 2014 Year - to - Date Balance Sheet Acquisitions Total Volume $818.4 million # of Properties 162 Cash Cap Rate 7.8% Average Cap Rate 8.1% Current Q1’2014 Balance Sheet Acquisitions (1) Total Volume $1.0 billion # of Properties 260 Cash Cap Rate 8.0% Average Cap Rate 8.3% 2013 Full Year Self - Originated Balance Sheet Acquisitions Total Volume $2.0 billion # of Properties 634 Cash Cap Rate 7.3% Average Cap Rate 7.7% Projected Q1’2014:

6 $ 865 $334 $572 $1,677 $1,117 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1'13 Q2'13 Q3'13 Q4'13 January + February 2014 ($ in Millions) Cole ARCP Note: As of February 26, 2014. Private Capital Raise Has Been Robust Total net lease capital raise of $3.7 billion in 2013 Projected to raise $3.1 billion in 2014

# Fortified Balance Sheet

## Pro Forma Capitalization Detail

*(In millions, except per share amounts)*

| | Pro Forma at Cole Close |
|---|---|
| | ARCP PF Capitalization |
| Fully diluted shares outstanding | 818 |
| Price per share (2/26/2014) | $14.36 |
| **Total Equity Value** | **$11,752** |
| **Preferred Equity** | |
| Series F perpetual preferred equity | 1,073 |
| **Total Preferred Equity** | **$1,073** |
| **Debt** | |
| Total Mortgage Debt | 3,970 (1) |
| ***Term Debt & Credit Facilities*** | |
| Term loans | $940 |
| ARCP revolver | 918 |
| ARCP convertible debt | 1,000 |
| ARCP senior unsecured notes | 2,550 |
| CapLease revolver | 150 |
| CapLease senior notes | 19 |
| CapLease trust preferred | 31 |
| **Total unsecured debt** | **$5,608** |
| **Total Debt** | **$9,579** |
| **Total Capitalization** | **$22,403** |

- ✓ Cash-on-hand plus **$500 million** of 4.6% 10-Year Notes used to fund the $191 million cash election, transaction expenses, other cash needs and increase capacity under ARCP's existing credit facility
- ✓ **$743 million** of 10-year mortgage debt used to finance ARCT IV acquisitions, with a weighted average interest rate of 4.7%
- ✓ **$750 million** of 3.0% 5-Year Notes used to repay ~$730 million of 2-year term CMBS mortgage debt (5.14% weighted average interest rate)
- ✓ **$1.3 billion** of 2.0% 3-Year Notes used to repay and extend maturities on Cole's $1.3 billion revolver and term loan (2.50% average interest rate)
- ✓ Upon closing of Cole acquisition and repayment of CMBS debt, ARCP has approximately **$1.08 billion** of capacity on its $2.97 billion credit facilities(2)

Note: Pricing as of February 26, 2014

(1) Adjusted for $730mm repayment of mortgage debt to be made with Notes Offering Proceeds.

(2) On February 25, 2014, the Company received a $100 million commitment from Goldman Sachs Bank USA to increase the aggregate borrowings under its credit facilities to up to $2.97 billion, subject to the satisfaction of certain conditions. As of the date of this presentation, current outstanding borrowings under the credit facilities totaled $1.89 billion; therefore currently, with the $100 million commitment, the Company could borrow up to $1.08 billion to finance acquisitions and for other corporate purposes.

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8 3.5% 4.5% 4.9% 5.0% 3.8% 4.8% 4.9% 5.3% ARCP O WPC NNN WA Avg. Int. Rate WA Avg. Int. Rate + Pref. Summary Weighted Average Debt Maturity ARCP Has An Attractive Leverage Profile Weighted Average Interest Rate Percent Fixed Rate Debt Sources: Public filings and SNL Financial. (1) Pro forma for CPA 16 and based on individual 3Q 2013 public filings of WPC and CPA 16. (2) Assumes 30 - year maturity from date of issuance for perpetual preferred securities. (3) Includes the effects of interest rate swaps and hedges. (4) Excludes ARCP’s credit facility. Including ARCP’s credit facility, the weighted average maturity becomes 5.4 years. 97.0% 91.7% 87.3% 80.4% NNN ARCP O WPC 6.8 years 6.3 years 6.0 years 5.7 years WPC O NNN ARCP Considerably reduced leveraged, lower cost of debt and improved matched funding ARCP NNN O WPC Ratings Baa3/BBB- Baa1/BBB Baa1/BBB+ Baa2/BBB W.A. Interest Rate 3.5% 5.0% 4.5% 4.9% W.A. Interest Rate + Preferred 3.8% 5.3% 4.8% 4.9% W.A. Maturity 5.7 years 6.0 years 6.3 years 6.8 years W.A. Maturity + Preferred (2) 8.3 years 12.0 years 8.7 years 6.8 years % Fixed Rate Debt (3) 91.7% 97.0% 87.3% 80.4% (1) (4)

9 Confidence In Earnings Guidance 2014E AFFO / Share Earnings Guidance Range: $1.13 - $1.19 Pro Forma Run Rate (In millions, except per share amounts) 12/31/2014 12/31/2014 Revenues $1,387.5 $1,496.4 PCM revenue, net 251.0 273.8 Total revenue $1,638.5 $1,770.2 Operating expense, net (23.9) (25.4) Transaction expenses (31.3) – General and adminstrative (171.6) (180.7) Total expenses ($226.8) ($206.0) EBITDA $1,411.7 $1,564.1 Interest expense (389.8) (406.3) Preferred dividends (71.9) (71.9) Other income 0.2 0.2 PCM taxes (29.1) (31.8) Earnings from unconsolidated JV's 6.7 7.3 Net earnings $927.8 $1,061.7 Plus: Transaction expenses 31.3 – Funds from operations $959.0 $1,061.7 Straight-line rent (41.3) (44.8) Non-cash compensation 18.6 19.1 Capital expenditures (5.6) (6.0) Adjusted funds from operations $930.7 $1,030.1 Wtd. Average Shares Outstanding 807.4 876.2 AFFO per share $1.15 $1.18 Net Debt / Adjusted Annualized EBITDA 7.4x 7.4x

10 ARCP Has Built a Best - In - Class Portfolio Note: Weighted by % of NOI. Pricing as of February 26, 2014. Properties 3,771 Total Square Feet 102.8 million Investment Grade 50% Occupancy 99% Net Lease Weighted Average Remaining Lease Term 10.8 years Enterprise Value $22.3 billion Retail, 48% Industrial & Distribution, 15% Office, 23% Multi - Tenant Retail, 14% Property Type

11 Leading Investment Grade Tenancy Among Top 10 Tenants 100% of Top 10 Tenants are Rated Tenant % of NOI Rating 3.5% BBB 3.2% A - 2.9% BBB+ 2.5% BBB - 2.1% BBB 2.0% BB+ 2.0% B 1.9% A - 1.8% B - 1.7% BBB - Top 10 Tenants 23.6% 75.9% Strong and Diverse Tenant Base Note : Weighted by % of NOI. 75.9% 24.1% Investment Grade Rated Non- Investment Grade

12 Dividend Yield 2014E AFFO Multiple 4.6% 4.9% 5.5% 7.0% 0% 2% 4% 6% 8% NNN O WPC ARCP ARCP Offers a Compelling Value Proposition 12.5x 14.0x 17.0x 17.4x 5.0x 10.0x 15.0x 20.0x ARCP WPC NNN O Source: SNL Financial. Note: Pricing as of February 26, 2014. Total Equity Value Total Enterprise Value $4.3 $6.2 $9.3 $ 11.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP ($ in billions) $6.4 $8.6 $14.0 $22.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP ($ in billions)

13 EBITDA and Adjusted Annualized EBITDA are not calculated in accordance with GAAP . ARCP believes these measures are important supplemental measures of operating performance as they allow comparisons of ARCP’s operating results without regard to financing methods and capital structure . Accordingly, ARCP believes it is useful for investors to review net income (a GAAP measure) and EBITDA and Adjusted Annualized EBITDA (together, non - GAAP measures) together in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does through this non - GAAP measure and (b) understand the adjustments made to net income, which is a GAAP measure, to arrive at these non - GAAP measures . Neither EBITDA nor Adjusted Annualized EBITDA should be considered in isolation of, or as a substitute for, net income or operating income as indicators of operating performance . EBITDA and Adjusted Annualized EBITDA, as calculated by ARCP, may not be comparable to similarly titled measures of other companies . In addition, these measures do not necessarily represent funds available for discretionary use and are not necessarily measures of ARCP’s ability to fund its cash needs . These measures exclude financial information that is included in net income, the most directly comparable GAAP financial measure . Users of this information should consider the types of events and transactions that are excluded . Non - GAAP Measures